 -----------------------------------------------------------------------------
                                   EXCELSIOR
                          PRIVATE EQUITY FUND II, INC.
 -----------------------------------------------------------------------------







                                 ANNUAL REPORT








                                October 31, 1998

                            LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
To Our Shareholders:

We are pleased to inform you that Excelsior Private Equity Fund II, Inc. (the "Fund") has made substantial progress in the construction of its private equity portfolio. As you know, the Fund's investment objective is to achieve long-term capital appreciation through investment in later-stage venture capital situations and private middle market companies as well as by investing in certain private equity funds managed by third parties. To this end, the Fund completed investments in eight private companies and eight private equity funds during its first full fiscal year, which ended October 31, 1998.

In constructing the portfolio, we are being careful to diversify our holdings across a wide variety of companies and funds. With respect to direct investments, we have invested $46.1 million across eight private companies with the expectation of adding another 10-15 private companies to the portfolio as we complete our investment cycle in the next two years. During the life of the Fund, our percentage of assets invested in private companies is expected to grow from its current 24% to approximately 70%.

The remaining assets -- which will measure close to 30% of the Fund, or $59 million -- will be invested in private equity funds managed by third parties. During fiscal 1998, the Fund made $34 million in commitments to private equity funds, representing 58% of our total allocation to funds. These commitments will be drawn by the funds as they construct their portfolios over the next two to four years. So far, $3.9 million has been drawn on these commitments.

The Fund's cash balances have been invested in temporary investments in accordance with the provisions in the Fund's prospectus. During fiscal 1998, the Fund paid dividends totaling $1.7 million, representing income earned on its temporary investments after deducting management fees and expenses. An additional dividend will be declared and paid during December 1998.


The Fund's Portfolio as of October 31, 1998:
--------------------------------------------
Direct Investments
------------------

Investments held (private) ...............   Advantage Schools, Inc.
                                             Classroom Connect, Inc.
                                             Constellar Corp.
                                             PowerSmart, Inc.
                                             Release Software, Corp.
                                             Softcom Microsystems, Inc.
                                             SurVivaLink Corp.
                                             WNP Communications, Inc.
Fund Investments
----------------
Investments in third-party funds .........   Advanced Technology Ventures V, LP
                                             Brand Equity Ventures I, LP
                                             Communications Ventures III, LP
                                             Mid-Atlantic Venture Fund III, LP
                                             Morgenthaler Venture Partners V, LP
                                             Quad-C Partners V, LP
                                             Sevin Rosen VI, LP
                                             Trinity Ventures VI, LP

Direct Investments
------------------

From the hundreds of investment proposals that we reviewed during 1998, we selected and completed investments in eight unique companies whose prospects offer exciting opportunities for growth and capital appreciation:

o Advantage Schools, Inc., Boston, MA is a for-profit provider of public school education management services. Advantage manages charter schools in troubled urban school districts in cooperation with local partners. Its schools are publicly funded, receiving per-student capitation rates in line with those currently received by other schools in the district. Founded in 1996, Advantage has two schools in its second year of operation, and an additional six schools opened in September 1998. Early results from Advantage indicate a profitable business model and superior student performance relative to comparable public schools. An additional ten schools are planned for 1999. Other investors include Bessemer Ventures, Fidelity Ventures and Kleiner Perkins.

o Classroom Connect, Inc., Los Angeles, CA, is a leading provider of educational Internet products. Specifically, the company offers a variety of products and services to teachers and school districts wishing to incorporate the Internet into the classroom. Boasting a selection of over 108 proprietary product and service offerings, Classroom Connect sells instruction guides, teaching plans, seminars, and unique Internet content via electronic commerce and direct mail. The company has grown its customer base substantially and has seen the traffic on its website grow to over 4.6 million hits per month. Brentwood Associates is a co-investor in Classroom Connect.

o Constellar Corp., Redwood Shores, CA, is a leading provider of enterprise application integration software and services. Currently serving large organizations in North America, Europe and Australia, Constellar provides products and services that work to untangle increasingly complex information technology environments -- managing data, making it accessible, and moving it across myriad applications. Constellar's blue-chip customer list includes Sprint, British Telecom, Deutsche Bank, NatWest, Princeton University, London Stock Exchange, and General Electric. Co-investors include Brentwood Associates and Technology Crossover Ventures.

o PowerSmart, Inc., Shelton, CT, is a leading provider of "smart" battery management products. The company's product offerings are designed to maximize battery run-times and safety in applications such as laptop computers, cellular telephones, and camcorders as well as a variety of hand-held industrial devices. PowerSmart recently introduced two new lines of Application Specific Integrated Circuits (ASICS) and electronic modules that offer superior performance and flexibility at competitive prices. PowerSmart was formed as a spin-off of technology and related assets from Duracell and is led by a team of technical and management professionals who had been employed by Duracell prior to their self-initiated spin-off.

o Release Software Corp., Menlo Park, CA, is a provider of electronic software distribution (ESD) services. Release provides software publishers, software resellers, and content-driven web sites with technology and services to establish an Internet-based sales and distribution channel. ESD offers a fast, efficient and cost-effective alternative to distributing shrink-wrapped software by mail or through traditional retail channels. Release is a leading provider of ESD services and has successfully established relationships with a number of high-volume software publishers (Symantec, Lotus, Macromedia, Intuit) and software retailers (Egghead, FutureShop, Compaq). Other investors include Sevin Rosen and Draper Fisher Jurvetson.

o Softcom Microsystems, Inc., Fremont, CA, designs, develops and markets data acceleration products used in high-speed communications networks. Softcom's single-chip network accelerator solutions and integrated subsystems provide processing capabilities which help alleviate the "data bottleneck" at the point where baseband LAN traffic moves on to a high-speed broadband

 Internet backbone. The company believes its products allow network equipment vendors (i.e., Cisco, Nortel, Lucent) to achieve price/performance gains of more than ten times over current equipment solutions. Other investors include Sevin Rosen and Sequoia Capital.

o SurVivaLink Corp., Minnetonka, MN, designs, develops and markets a line of FDA-cleared automated external defibrillators ("AEDs"), which are portable, emergency medical devices that deliver life-saving electrical shocks to resuscitate victims of cardiac arrest. SurVivaLink's AEDs are small, light-weight and easy to use, making them highly suitable for law enforcement personnel, firefighters and paramedics. Corporations, such as Quantas Airlines, Ford Motor Company, General Electric and Harrah's Entertainment, Inc. (casino chain) have started to purchase AEDs in volume as they seek to protect the lives of their customers and employees. To date, SurVivaLink estimates that its AEDs have been responsible for saving over 100 lives. Co-investors include Fidelity Ventures, CIBC Wood Gundy Ventures, and The Spray Venture Fund.

o WNP Communications, Inc., Reston, VA, was the most successful bidder in the recently completed Local Multipoint Distribution Services ("LMDS") auction conducted by the FCC. WNP now owns broadband spectrum covering 30 of the top 50 markets at very compelling prices ($1.78 per POP). The company is now beginning the process of building out its network with the goal of providing high-speed data services targeted to WAN, Intranet, and Internet applications. WNP is supported by a strong investor base including Madison Dearborn, NEA, Columbia Capital, Providence Equity Capital, Alta Communications, and the Fund.

Fund Investments
----------------

The Fund's investment strategy includes an allocation of up to 30% of its assets for investment in private equity funds managed by third parties. In making our fund investments, we have three objectives in mind: (1) to generate high rates of return, (2) to provide additional diversification to the Fund, and (3) to generate co-investment opportunities to enhance our direct investment program. During 1998, the Fund made commitments to eight private equity funds ("Private Funds") totaling $34 million. Thus far, $3.9 million of this aggregate commitment has been drawn. The investment strategies being employed by these eight funds range from those seeking to invest in start-up, high-potential businesses to those pursuing buyouts of mature companies. We believe each Private Fund is managed by experienced investors who are capable of serving each of the Fund's objectives. Below is a summary of each of the Private Funds in the portfolio.

Investments in third-party funds
--------------------------------

o Advanced Technology Ventures V, LP ("ATV") is a $175 million private equity fund committed to investing in seed to later-stage information technology and health care companies. The fund has invested in five companies since ATV's final closing in July 1998. Among these companies are Applications Networks, a start-up that is developing and marketing risk management record and control software products, and Coulter Cellular Therapies, Inc., a pioneer in novel cellular therapies for patients with advanced forms of cancer and infectious diseases.

o Brand Equity Ventures I, LP ("BEV") is a $95 million fund focused on seed to later-stage venture financings in consumer and retail companies in the U.S. The fund is now in the second year of its term and has made six investments. One portfolio company, Cyberian Outpost (Nasdaq "COOL"), which is an Internet retailer of computer hardware and software, completed a public offering in July 1998 and has been performing well. BEV is also an investor in The J. Peterman Company, a catalogue clothing retailer, and HC Holdings, which operates The Custom Shop, a provider of custom tailored clothing.

o Communications Ventures III, LP ("CV") is a $100 million fund that invests solely in the communications sector, targeting early stage companies. The Fund committed $5M to CV in October 1998. Given the fund's recent closing, it has made no investments to date.

o Mid-Atlantic Venture Fund III, LP ("Mid-Atlantic") invests in early and expansion stage technology companies in the Mid-Atlantic region. To date, the $57 million fund has invested in several companies including Integrated Chipware which delivers software components for rapidly building custom application-specific operating systems and Net2000, a competitive local exchange carrier serving major East Coast metropolitan markets.

o Morgenthaler Venture Partners V, LP ("Morgenthaler") invests in companies of all stages in the health care and technology sectors. Morgenthaler closed its $250 million fund in July and has completed one transaction to date. In October, 1998 the fund invested in Comprehensive Medical Management, Inc., a manager of medical and surgical eye care services.

o Quad-C Partners V, LP ("Quad-C") is a $303 million fund focused on taking control positions in leveraged acquisitions and recapitalizations of middle-market companies. Quad-C has made two investments to date, having effected the acquisition of a company in the insulation distribution market as well as the purchase of an Atlanta-based retailer of discount furniture.

o Sevin Rosen VI, LP ("Sevin Rosen") is a $165 million private equity fund that invests in early-stage technology companies. The fund has made eight investments to date. Included in the current portfolio are Wayport, Inc. which provides high speed Ethernet connectivity to the Internet for business travelers in hotels and conference facilities, and Cytokinetics, Inc., which is developing a drug discovery platform and tool set in the cytoskeletal "molecular motors" field.

o Trinity Ventures VI, LP ("Trinity") closed on $140 million in September, 1998 and will invest in early to late-stage companies in the software, communications, and electronic commerce sectors. Loop Ventures, Inc. is Trinity's first and only investment. The company is developing an electronic commerce business to allow buyers, sellers, lessors and lessees of commercial real estate to transact business over the Internet.

In summary, 1998 was a very productive year for the Fund. We committed 40% of the Fund across eight direct investments and eight investments in Private Funds, providing a solid early foundation to the Fund's portfolio construction. Going into fiscal 1999, we are working on a number of exciting investment opportunities and expect to close on a number of them in the next few months. Deal flow has remained strong, yielding over 750 specific opportunities during the last twelve months with increasing volumes of quality opportunities going into 1999. Overall, we are very pleased with the Fund's progress to date and are optimistic with respect to the Fund's prospects for creating significant long-term capital appreciation for our investors.



Respectfully submitted,



/s/ David Fann                                      /s/ Douglas Lindgren
-------------------------------------               ---------------------------
David Fann                                          Douglas Lindgren
President and Chief Executive Officer               Chief Investment Officer

Excelsior Private Equity Fund II, Inc.
Portfolio of Investments October 31, 1998


   Principal                                                                    Coupon           Value
 Amount/Shares                                                                Rate/Yield        (Note 1)
---------------                                                              ------------      ----------
 COMMERCIAL PAPER -- 27.69%
 $8,000,000      American Express Co., 11/12/98 ...........................    5.27%         $8,000,000
  8,000,000      Associates Corp., 12/04/98 ...............................    5.06           8,000,000
  8,000,000      Chevron Transport Corp., 11/09/98 ........................    5.45           8,000,000
  8,000,000      General Electric Capital Corp., 12/11/98 .................    5.07           8,000,000
  8,000,000      General Motors Acceptance Corp., 11/05/98 ................    5.23           8,000,000
  8,000,000      Prudential Funding Corp., 11/13/98 .......................    5.28           8,000,000
  8,000,000      Sears & Roebuck Acceptance Corp., 11/12/98 ...............    5.30           8,000,000
                                                                                             ----------
                 TOTAL COMMERCIAL PAPER (Cost $56,000,000).................                  56,000,000
                                                                                             ----------
 CORPORATE BONDS -- 8.50%
  5,610,000      Chase Manhattan Corp., 6/15/99 ...........................    8.00           5,703,182
  1,000,000      Lehman Brothers Holdings Inc., 11/01/98 ..................    8.88           1,000,000
  3,500,000      PepsiCo Inc., 11/01/98 ...................................    7.63           3,500,000
  7,000,000      Sears Roebuck Co., 11/01/98 ..............................    8.45           7,000,000
                                                                                             ----------
                TOTAL CORPORATE BONDS (Cost $17,209,372)..................                   17,203,182
                                                                                             ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 36.81%
  8,000,000      Federal Home Loan Bank, 11/02/98 .........................    5.40**         7,998,800
 26,641,000      Federal Home Loan Bank, 12/04/98 .........................    4.75**        26,525,000
 14,000,000      Federal Home Loan Mortgage Corp., 11/16/98 ...............    4.78**        13,972,117
 10,000,000      Federal Home Loan Mortgage Corp., 11/30/98 ...............    5.09**         9,958,997
 16,000,000      Federal National Mortgage Association, 11/04/98 ..........    5.34**        15,992,880
                                                                                             ----------
                 TOTAL U.S. GOVERNMENT AGENCY
                  OBLIGATIONS (Cost $74,447,794)...........................                  74,447,794
                                                                                             ----------
PRIVATE INVESTMENT FUNDS #, @ -- 2.01%
          1      Advanced Technology Ventures V, LP .......................                     134,108
          4      Brand Equity Ventures I, LP ..............................                     824,267
          1      MidAtlantic Venture Fund III, LP .........................                   1,667,665
          1      Morgenthaler Venture Partners V, LP ......................                     400,000
          3      Quad-C Partners V, LP ....................................                     472,378
          3      Sevin Rosen Fund VI, LP ..................................                     375,522
          1      Trinity Ventures VI, LP ..................................                     187,500
                                                                                             ----------
                 TOTAL PRIVATE INVESTMENT FUNDS
                 (Cost $3,859,836).........................................                   4,061,440
                                                                                             ----------
PRIVATE COMPANIES #, @ -- 22.81%
  Preferred and Common Stocks -- 22.81%
  Computer Software -- 3.46%
  1,151,315     +Constellar Corp., Series C ...............................                   6,999,995
                                                                                             ----------
  Educational Services -- 3.95%
      7,548     +Advantage Schools Inc., Series C .........................                   3,000,330
    388,810     +Classroom Holdings, Inc. .................................                   4,999,988
                                                                                             ----------
                                                                                              8,000,318
                                                                                             ----------

                          See Notes to Financial Statements

                                                                                            Value
Shares                                                                                     (Note 1)
------                                                                                     --------
 PRIVATE COMPANIES -- (Continued)
  Preferred and Common Stocks -- (Continued)
    Medical Devices -- 3.46%
   522,388      +SurVivaLink Corp., Series B ............................                $  6,999,999
                                                                                         ------------
    Semiconductors -- 6.14%
 7,960,371      +PowerSmart Inc., Series A ..............................                   7,960,371
 4,850,000      +PowerSmart Inc., Common ................................                     277,129
   736,975      +Softcom Microsystems Inc., Series B ....................                   4,178,649
                                                                                         ------------
                                                                                           12,416,149

    Software Distribution Services -- 2.89%                                              ------------
 1,676,229      +Release Software Corp., Series D .......................                   5,850,039
                                                                                         ------------
    Telecommunications -- 2.91%
     5,878      WNP Communications, Inc., Series A ......................                   5,877,557
    29,806      WNP Communications, Inc., Common ........................                         298
                                                                                         ------------
                                                                                            5,877,855
                                                                                         ------------
                TOTAL PRIVATE COMPANIES (Cost $46,144,355)...............                  46,144,355
                                                                                         ------------

INVESTMENT COMPANIES -- 2.02%
 2,230,163      Dreyfus Treasury Cash Management Fund ...................                   2,230,163
 1,858,797      Fidelity Cash Portfolio, U.S. Treasury II ...............                   1,858,797
                                                                                         ------------
                TOTAL INVESTMENT COMPANIES (Cost $4,088,960).............                   4,088,960
                                                                                         ------------
 TOTAL INVESTMENTS (Cost $201,750,317*)..................................     99.84%      201,945,731
 OTHER ASSETS & LIABILITIES (NET) .......................................      0.16           315,532
                                                                            -------      ------------
 NET ASSETS .............................................................    100.00%     $202,261,263
                                                                            =======      ============

 * Aggregate cost for Federal tax and book purposes.
** Discount Rate
 + At October 31, 1998, the Fund owned 5% or more of the Company's outstanding shares thereby making the Company an affiliate as defined by the Investment Company Act of 1940. At October 31, 1998, these securities were valued at the cost at which they were acquired during the year. There were no sales of shares of any affiliates during the year. Total market value of affiliated securities owned at October 31, 1998 was $40,266,500.
 # Restricted as to public resale. Acquired between November 1, 1997 and October 30, 1998. Total cost of restricted securities at October 31, 1998 aggregated $50,004,191. Total market value of restricted securities owned at October 31, 1998 was $50,205,795 or 24.8% of net assets.
 @ Non-Income Producing Security





                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Statement of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------------------

 ASSETS:
    Investments, at value (Cost $201,750,317) (Note 1) ...................   $201,945,731
    Cash .................................................................         20,601
    Interest receivable ..................................................        860,744
    Prepaid insurance ....................................................         11,391
                                                                             ------------
      Total Assets .......................................................    202,838,467
 LIABILITIES:
    Management fees payable (Note 2) .....................................        445,607
    Directors' fees payable (Note 2) .....................................         30,000
    Administration fees payable (Note 2) .................................         16,591
    Accrued expenses and other payables ..................................         85,006
                                                                             ------------
      Total Liabilities .................................................         577,204
                                                                             ------------
 NET ASSETS ..............................................................   $202,261,263
                                                                             ============
 NET ASSETS consist of:
    Undistributed net investment income ..................................   $  6,748,595
    Accumulated net realized loss on investments .........................           (592)
    Net unrealized appreciation of investments ...........................        195,414
    Par value ............................................................          1,957
    Paid-in capital in excess of par value ...............................    195,315,889
                                                                             ------------
 Total Net Assets ........................................................   $202,261,263
                                                                             ============
 Shares of Common Stock Outstanding ($0.01 par value, 200,000 authorized)         195,730
 NET ASSET VALUE PER SHARE ...............................................   $   1,033.37
                                                                             ============

--------------------------------------------------------------------------------

                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Statement of Operations
For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

 INVESTMENT INCOME:
   Interest income .....................................................   $ 9,813,746
                                                                           -----------
EXPENSES:
   Managing investment advisory fees (Note 2) ..........................     1,409,748
   Legal fees ..........................................................        82,500
   Insurance expense ...................................................        59,119
   Administration fees (Note 2) ........................................        58,000
   Directors' fees and expenses (Note 2) ...............................        30,000
   Audit fees ..........................................................        27,000
   Amortization of organization expense (Note 4) .......................        14,811
   Printing fees .......................................................         8,800
   Miscellaneous expenses ..............................................        45,783
                                                                           -----------
     Total Expenses ....................................................     1,735,761
                                                                           -----------

NET INVESTMENT INCOME ..................................................     8,077,985
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS): (Note 1)
   Net realized loss on investments ....................................          (592)
   Net change in unrealized appreciation of investments                         93,073
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN .......................................        92,481
                                                                           -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................   $ 8,170,466
                                                                           ===========

--------------------------------------------------------------------------------




                          See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                          October 8,
                                                                          Year Ended       1997* to
                                                                         October 31,      October 31,
                                                                             1998            1997
                                                                       ---------------  --------------
 OPERATIONS:
    Net investment income ...........................................   $  8,077,985    $    434,200
    Net realized loss on investments ................................           (592)             --
    Net change in unrealized appreciation of investments ............         93,073         102,341
                                                                        ------------    ------------
       Net increase in net assets resulting from operations .........      8,170,466         536,541

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income ...........................................     (1,763,590)             --
 CAPITAL SHARE TRANSACTIONS:
    Subscriptions (40,218 and 155,511 shares, respectively) .........     39,804,846     155,512,000
                                                                        ------------    ------------
 Net increase in net assets .........................................     46,211,722     156,048,541
 NET ASSETS:
    Beginning of period .............................................    156,049,541           1,000
                                                                        ------------    ------------
    End of period (including undistributed net investment income
      of $6,748,595 and $434,200, respectively) .....................   $202,261,263    $156,049,541
                                                                        ============    ============

--------------------------------------------------------------------------------

* Commencement of operations










                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Statement of Cash Flows
For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

 CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
    Purchases of Investments .....................................    $ (50,004,190)
    Net Decrease in Short-Term Investments .......................        3,761,182
    Investment Income ............................................        9,465,989
    Operating Expenses Paid ......................................       (1,243,699)
                                                                      -------------
    Net Cash Used for Investing and Operating Activities .........      (38,020,718)
                                                                      -------------
 CASH FLOWS FROM FINANCING ACTIVITIES:
    Distributions Paid ...........................................       (1,763,590)
    Capital Share Transactions ...................................       39,804,846
                                                                      -------------
    Net Cash Provided by Financing Activities ....................       38,041,256
                                                                      -------------
    Net Increase in Cash .........................................           20,538
 Cash at Beginning of Year .......................................               63
                                                                      -------------
 Cash at End of Year .............................................    $      20,601
                                                                      =============
 Reconciliation of Net Investment Income to Net Cash Used
 for Investing and Operating Activities:
    Net Investment Income ........................................    $   8,077,985
    Purchases of Investments .....................................      (50,004,190)
    Net Decrease in Short-Term Investments .......................        3,761,182
    Net Increase in Receivables Related to Operations ............         (359,148)
    Net Decrease in Payables Related to Operations ...............       (2,643,748)
    Amortization of Organization Costs ...........................           14,811
    Accretion/Amortization of Discounts and Premiums .............        3,132,390
                                                                      -------------
    Net Cash Used for Investing and Operating Activities .........    $ (38,020,718)
                                                                      =============

--------------------------------------------------------------------------------




                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Financial Highlights -- Selected Per Share Data and Ratios
--------------------------------------------------------------------------------


    For a fund share outstanding throughout each period
                                                                                               October 8,
                                                                            Year Ended          1997* to
                                                                           October 31,        October 31,
                                                                               1998               1997
                                                                         ---------------   -----------------
    NET ASSET VALUE, BEGINNING OF PERIOD ..............................    $ 1,003.46        $ 1,000.00
                                                                           ----------        ----------
    INCOME FROM INVESTMENT OPERATIONS
       Net Investment Income ..........................................         41.84              2.79
       Net Realized and Unrealized Gain (Loss) on Investments .........         (1.78)#            0.67
                                                                           ----------        ----------
         Total from Investment Operations .............................         40.06              3.46
                                                                           ----------        ----------
    DISTRIBUTIONS
       Net Investment Income ..........................................        (10.15)               --
                                                                           ----------        ----------
    NET ASSET VALUE, END OF PERIOD ....................................    $ 1,033.37        $ 1,003.46
                                                                           ==========        ==========
    TOTAL NET ASSET VALUE RETURN+ .....................................          4.04%             0.35  %
                                                                           ==========        ==========
    RATIOS AND SUPPLEMENTAL DATA
       Net Assets, End of Period (Thousands) ..........................    $  202,261        $  156,050
       Ratio of Net Operating Expenses to Average Net Assets ..........          0.87%             0.72%**
       Ratio of Gross Operating Expenses to Average Net Assets++ ......          0.87%             1.04%**
       Ratio of Net Investment Income to Average Net Assets ...........          4.05%             4.23%**
       Portfolio Turnover Rate ........................................             0%                0%

--------------------------------------------------------------------------------
 * Commencement of operations
** Annualized
 + Total investment return based on per share net asset value reflects the effects of changes in net asset value based on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested. The Fund's shares were issued in a private placement and are not traded, therefore market value total investment return is not calculated. Total return for periods of less than one year are unannualized.
++ Expense ratio before waiver of fees and reimbursement of expenses by adviser.
 # The amount shown for the year ended October 31, 1998 for a share outstanding throughout that period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Fund.









                       See Notes to Financial Statements

                    EXCELSIOR PRIVATE EQUITY FUND II, INC.
                         NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies


     Excelsior Private Equity Fund II, Inc. ("the Fund") was incorporated under the laws of the State of Maryland on March 20, 1997 and is registered under the Securities Act of 1933, as amended, as a non-diversified, closed-end management investment company which has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.


     The following is a summary of the Fund's significant accounting policies. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.


   (a) Portfolio valuation:


     The Fund values portfolio securities quarterly and at other such times as in the Board of Directors' view, as circumstances warrant. Investments in securities that are traded on a recognized stock exchange or on the national securities market are valued at the last sale price for such securities on the valuation date. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Direct equity investments that are the same class as a class of stock that is registered and publicly traded, but are subject to regulatory holding periods or other restrictions, are valued based upon the last sales price of the unrestricted stock on the securities exchange on which such securities are primarily traded, less a liquidity discount determined by the Investment Adviser. Direct equity investments for which market quotations are not readily available are carried at fair value as determined in good faith by the Investment Adviser after considering certain pertinent factors, including the cost of the investment, developments since the acquisition of the investment, comparisons to similar publicly traded investments, subsequent purchases of the same investment by other investors, the current financial position and operating results of the issuer and such other factors as may be deemed relevant. Investments in limited partnerships are carried at fair value as determined by the Investment Adviser. In establishing the fair value of investments in other partnerships, the Investment Adviser takes into consideration information received from those partnerships, including their financial statements and the fair value established by the general partner of the investee partnership.

   At October 31, 1998, market quotations were not readily available for securities valued at $50,205,795. Such securities were valued by the Investment Adviser, under the supervision of the Board of Directors. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.


   (b) Security transactions and investment income:


     Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

   (c) Repurchase agreements:

     The Fund enters into agreements to purchase securities and to resell them at a future date. It is the Fund's policy to take custody of securities purchased and to ensure that the market value of the collateral including accrued interest is sufficient to protect the Fund from losses incurred in the event the counterparty does not repurchase the securities. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   (d) Federal income taxes:

     It is the policy of the Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

     Dividends from net investment income are declared and paid at least annually. Any net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

     At October 31, 1998, the tax basis of the Fund's investments for Federal income tax purposes amounted to $201,750,317. The net unrealized appreciation amounted to $195,414, which is comprised of gross unrealized appreciation of $241,974 and aggregate gross unrealized depreciation of $46,560.


2. Investment Advisory Fee, Administration Fee, and Related Party Transactions

     Pursuant to an Investment Management Agreement ("Agreement"), United States Trust Company of New York ("U.S. Trust") serves as the Managing Investment Adviser to the Fund. Under the Agreement, for the services provided, U.S. Trust is entitled to receive a fee, at the annual rate of 1.50% of the net assets of the Fund, determined as of the end of each fiscal quarter, that are invested or committed to be invested in Portfolio Companies or Private Funds and equal to an annual rate of 0.50% of the net assets of the Fund, determined as of the end of each fiscal quarter, that are invested in short-term investments and are not committed to Portfolio Companies or Private Funds.

     In addition to the management fee, the Fund has agreed to pay U.S. Trust an incentive fee in an amount equal to 20% of the cumulative realized capital gains (net of realized capital losses and unrealized net capital depreciation) on investments other than Private Funds, less the aggregate amount of incentive fee payments in prior years. If the amount of the incentive fee in any year is a negative number, or cumulative net realized gains less net unrealized capital depreciation at the end of any year is less than such amount calculated at the end of the previous years U.S. Trust will be required to repay the Fund all or a portion of the incentive fee previously paid.

     Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, (the "Administrator") provides administrative services to the Fund. For the services provided to the Portfolio, the Administrator is entitled to an annual fee of $58,000, which is paid quarterly.

     U.S. Trust has voluntarily agreed to waive or reimburse operating expenses of the Fund, exclusive of management fees, to the extent they exceed 0.25% of the Fund's net assets.

     Each Director of the Fund receives an annual fee of $15,000, and is reimbursed for expenses incurred for attending meetings. No person who is an officer, director or employee of U.S. Trust, or of any parent or subsidiary thereof, who serves as an officer, director or employee of the Fund receives any compensation from the Fund.


3. Purchases and Sales of Securities

     Purchases and sales of securities, excluding short-term investments, for the Fund aggregated $50,004,190 and $0, respectively.

     At October 31, 1998 the Fund had outstanding investment commitments totaling $30,323,818.


4. Organization Costs

     The Fund has borne all costs in connection with the initial organization of the Fund. The Fund expensed all remaining organization costs, totaling $14,811 as of October 31, 1998.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Directors
Excelsior Private Equity Fund II, Inc.

We have audited the accompanying statement of assets and liabilities of Excelsior Private Equity Fund II, Inc., including the portfolio of investments, as of October 31, 1998, the related statement of operations and statement of cash flows for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period October 8, 1997 (commencement of operations) to October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Excelsior Private Equity Fund II, Inc. at October 31, 1998, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 8, 1997 (commencement of operations) to October 31, 1997 in conformity with generally accepted accounting principles.



                                                       /s/ Ernst & Young LLP
                                                       ------------------------
New York, New York
December 16, 1998

--------------------------------------------------------------------------------

                   Federal Income Tax Information (Unaudited)

        The percentage of income earned from direct treasury obligations was 16.78% for the Fund.


                                Y2K (Unaudited)

     Like other investment companies, financial and business organizations and individuals around the world, the Fund could be affected adversely if the computer systems used by the Investment Adviser and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Investment Adviser and the Fund's other service providers have informed the Fund that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund as a result of the Year 2000 Problem.